UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 16, 2008

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50499	01-0616769
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California  92660-3095

 (Address of Principal Executive Offices) (Zip Code)

(949) 579-3000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On October 16, 2008, Mindspeed Technologies, Inc. repurchased $11.5 million aggregate principal amount of its 3.75% Convertible Senior Notes due in November 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Date: October 17, 2008	By:	/s/ Brandi R. Steege
Brandi R. Steege
Vice President, Legal, and Secretary

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